UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2006


                        INTERNATIONAL DISPLAYWORKS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       0-27002               94-3333649
            --------                       -------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        1613 Santa Clara Drive, Suite 100
                           Roseville, California 95661
                           ---------------------------
    (Address and telephone number of principal executive offices) (Zip Code)


                                 (916) 797-6800
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02   Results of Operations and Financial Condition.

     On January 10, 2006, International DisplayWorks, Inc. issued a press release announcing its results of operations and financial condition for the fourth quarter and fiscal year ending October 31, 2005. The full text of the press release is set forth in Exhibit 99 attached to this report.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Section 9.01   Financial Statements and Exhibits


     Exhibit No.    Exhibit Description
     ----------     -------------------

       99 Press release dated January 10, 2006, titled "International DisplayWorks, Inc. Announces Record Financial Results for Fourth Quarter and Fiscal 2005"



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL DISPLAYWORKS, INC.,
                                            a Delaware Corporation



Dated:  January 10, 2006                    /s/ Alan Lefko
                                            ------------------------------------
                                            Alan Lefko,
                                            Vice President of Finance



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